SUMMARY PROSPECTUS

Impact Shares Affordable Housing MBS ETF

Ticker: OWNS – NYSE ARCA	October 25, 2023

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at http://www.impactetfs.org. You can also get this information at no cost by calling 844-448-3383 (844-GIVE-ETF) or by sending an email request to info@impactetfs.org.

The Fund’s Prospectus and Statement of Additional Information, dated October 25, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective

The primary investment objective of the Impact Shares Affordable Housing MBS ETF (the “Fund” or the “Affordable Housing ETF”) is to generate current income.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.30%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.21%
Total Annual Operating Expenses	0.51%
Waivers and Reimbursements(3)	(0.21)%

Total Annual Fund Operating Expenses	0.30%

(1)

The Fund pays for the transfer agency, custody, fund administration, legal, audit and other services it requires under a unitary fee structure (the “unitary advisory fee”). Therefore, the Fund’s “Management Fee” includes fees payable to Impact Shares, Corp. (“Impact Shares”), for advisory services and for the provision by third parties engaged by Impact Shares of transfer agency, custody, fund administration, legal, audit and other services. Under the advisory agreement, Impact Shares bears all expenses of the Fund (including those of the services listed above) with the exception of those described under the section titled “Management of the Fund.”

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)

Impact Shares has engaged Community Capital Management, LLC (“CCM”), to be the Fund’s sub-adviser. For its services, CCM is entitled to a sub-advisory fee in the amount of 0.25%. CCM has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expenses on short sales) of the Fund to 0.30% through October 31, 2024. This contract may not be terminated without the action or consent of the Fund’s Board of Trustees.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below. The Example reflects expense limitation agreements and/or waivers in effect for the one-year period and the first year of the three-year period. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$31	$142	$264	$620

Portfolio Turnover

The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2023, the Fund’s portfolio turnover rate was 26%.

Principal Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in mortgage-backed securities backed by pools of mortgage loans that CCM believes were made to minority families, low-income families, and/or families that live in persistent poverty areas. These loans include home loans in census tracts where more than 50% of the population is non-white and at least 40% of the population is living at or below the poverty line (defined as a racially or ethnically concentrated areas of poverty or “R/ECAP”); loans in counties where, for more than 20 years, 20% or more of the population has lived in poverty (defined as a persistent poverty county or “PPC”); and loans to minority borrowers or loans originated in a census tract where more than 50% of the population is a minority (also referred to as a majority-minority census tract). The Fund will invest at least 51% of its net assets in mortgage-backed securities that the Fund’s investment advisor believes will be deemed to be qualified under the Community Reinvestment Act of 1977 (“CRA”), so that financial institutions that are subject to the CRA may receive investment test or similar consideration/credit under the CRA with respect to shares of the Fund held by them. The Fund may also invest in mortgage-backed securities backed by pools of loans sourced from non-traditional originators including Community Development Financial Institutions (CDFIs) and minority-owned banks.

The mortgage-backed securities in which the Fund invests are issued and/or guaranteed by government- sponsored enterprises (each a “GSE”), such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Bank (“Freddie Mac”) and are therefore rated investment grade. To create the mortgage-backed securities in which the Fund invests, these GSEs securitize pools of mortgage loans and each mortgage loan in the pool must meet the conforming underwriting standards of the relevant agency. While securities issued or guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by Fannie Mae and Freddie Mac are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Using a proprietary algorithm, CCM screens mortgage origination tapes to identify loans that are made to low- and moderate-income families and minorities. A “low-income borrower” is a person whose total annual income is 50% or less of the area median income (“AMI”) or average income for the community where they live. A “moderate-income borrower” is person whose total annual income is above 50% but less than 80% of the AMI or average income for the community where they live. CCM will designate a borrower as living in a persistent poverty area if the borrower’s address is located in one of the Federally designated PPCs. In addition, CCM assesses the loan-to-value and FICO scores of borrowers before selecting a mortgage for inclusion in the pools underlying the mortgage-backed securities for the Fund’s portfolio. When making investment decisions, CCM will consider coupon payments of the qualifying mortgage-backed security pools to manage the prepayment and/or extension risk of the Fund’s portfolio.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a non-diversified fund, the Fund may invest in a limited number of securities, potentially exposing investors to higher risk because its portfolio may be more concentrated than a diversified fund. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors. An investment in the Fund involves risks, including mortgage-related securities risk, interest rate risk, extension risk, credit risk and U.S. government securities risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Mortgage-Related Securities Risk. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration. As of the date of this Prospectus, the United States is experiencing a rising market interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Fund invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.

Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Investment Management Risk. The Fund is actively managed. CCM’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that CCM’s investment techniques and decisions will produce the desired results. There is no guarantee that the Fund’s investment objective will be achieved.

Asset Class Risk. Securities in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Cash Transactions Risk. The Fund will effect its creations and redemptions primarily for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund will effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. These risks may be greater when engaging in over-the-counter transactions or when the Fund conducts business with a limited number of counterparties.

Fee Risk. Because the fees paid by the Fund to Impact Shares (as defined below) are based on the average daily value of the managed assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage), Impact Shares has a financial incentive to cause the Fund to utilize leverage, which creates a conflict of interest between Impact Shares, on the one hand, and the shareholders of the Fund, on the other hand.

Income Risk. The Fund’s income may decline when interest rates fall or if there are defaults in the mortgage loans underling the securities in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Limited Fund Size Risk. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Liquidity Risk. The Fund may hold certain investments that may trade over-the-counter or in limited volume or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress.

Management Risk. Management risk is the risk associated with the fact that the Fund relies on Impact Shares’ and CCM’s ability to achieve its investment objective. Impact Shares and CCM have limited experience managing ETFs. The relative lack of experience of Impact Shares and CCM may increase the Fund’s management risk.

Market Price Variance Risk. Fund shares are listed for trading on the NYSE Arca, Inc. (“NYSE” or the “Exchange”) and can be bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. CCM cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (as defined below), CCM believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE. Liquidity in those securities may be reduced after the applicable closing times.

Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. In times of market stress, market makers and authorized participants may step away from their respective roles in making a market in Fund shares or in executing purchase and redemption orders, which could lead to variances between the market price of Fund shares and the underlying value of those shares. Also, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity of the Fund’s portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. During periods of high market volatility, the Fund’s shares may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause the Fund’s shares to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criterion with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Although the Fund is “non-diversified” for purposes of the 1940 Act, the Fund intends to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, index providers, Authorized Participants (as defined below), market makers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics such as the COVID-19 outbreak can affect this value and you may lose money by investing in the Fund. These conditions (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, including earthquakes, fires, floods, hurricanes, tsunamis and weather- related phenomena generally, as well as the spread of infectious disease including epidemics or pandemics such as the COVID-19 outbreak, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

Significant Exposure Risk. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Specified Pools Risk. The Fund is expected to primarily invest in specified pools of mortgage loans. This may cause the Fund to take longer to fully achieve its principal investment strategy.

Trading Issues Risk. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units (as defined below). In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Transactions Risk. The Fund may purchase securities via to-be-announced transactions (“TBA Transactions”). In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility.

Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. government would provide financial support to any of these entities if it were not obligated to do so by law. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae or Freddie Mac and the value of their securities and the securities that they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the

Fund’s performance to the performance of a broad-based securities market index/indices for the same period and since inception. As with all mutual funds, the Fund’s past performance (both before and after taxes) does not predict the Fund’s future performance. Updated information about the Fund’s performance can be found by visiting the Fund’s website at www.impactetfs.org or by calling 844-448-3383 (844-GIVE-ETF).

Annual Total Return(1)

The Fund commenced operations on June 21, 2021. The bar chart shows the performance of the Fund for the calendar year ended December 31, 2022.

(1)

Through September 30, 2023 (the most recently ended quarter for which data is available) year to date return of the Fund was -2.18%. The following table sets forth the Fund’s highest and lowest quarterly returns since inception.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 1.62% for the quarter ended December 31, 2022, and the lowest quarterly return was 4.89% for the quarter ended September 30, 2022.

Impact Shares Affordable Housing MBS ETF

Average Annual Returns

(For the Year Ended December 31, 2022 and Since Inception)

	1 Year	Since Inception
Fund Returns Before Taxes	-11.27%	-8.72%
Fund Returns After Taxes on Distributions	-12.14%	-9.54%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-6.66%	-6.94%
Bloomberg U.S. MBS Index(1)	-11.81%	-8.86%

(1)	The index returns do not reflect deductions for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Portfolio Management

Impact Shares Corp (“Impact Shares”) serves as the investment adviser to the Fund. The Fund’s sub-adviser is Community Capital Management, Inc. (“CCM”). CCM is primarily responsible for portfolio management for the Fund.

Portfolio Managers	Managed the Fund Since	Title with CCM
Elliot Gilfarb, CFA (Senior Portfolio Manager)	Inception (July 2021)	Head of Fixed Income
Andy Kaufman (Senior Portfolio Manager)	Inception (July 2021)	Chief Investment Officer
Jessica Botelho	Inception (July 2021)	Director of CRA and Impact Research
Shonali Pal	June 2022	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund issues and redeems shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which comprises 50,000 shares or such other amount as may be changed from time to time in the future if determined to be in the best interests of a Fund by the President of the Fund (“Creation Units”). Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Important Additional Information Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.

These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.